UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2015

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California		95054
(Address of Principal Executive Office)		(Zip Code)
Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 20, 2015 (the “Effective Date”), L. David Dell’Osso was appointed Vice President, Corporate Controller and Chief Accounting Officer of Avaya Inc. (the “Company”). Mr. Dell’Osso, who is 46 years old, has served as the Company’s Senior Director and Controller, Global Revenue Assurance since June 2011. During February 2013, Mr. Dell’Osso assumed additional responsibility for the Inventory Controllership and he also served as the Company’s Acting Corporate Controller from April 27, 2015 until the Effective Date. Prior to joining the Company, he held various positions with PricewaterhouseCoopers LLP, most recently as Director, National Professional Services Group from July 2006 until he joined the Company in June 2011. Mr. Dell’Osso is a certified public accountant and a chartered global management accountant.

Pursuant to the offer letter agreement between the Company and Mr. Dell’Osso (the “Offer Letter Agreement”), Mr. Dell’Osso will receive an annual salary of $285,000 and his annual incentive plan target will be 50% of his base salary. In addition, in connection with his appointment as Vice President, Corporate Controller and Chief Accounting Officer, he will receive, subject to the approval of the Compensation Committee of the Board of Directors of Avaya Holdings Corp., the Company’s parent (“Avaya Holdings”), the following long-term incentive grants:

•
Stock Options: stock options to purchase 28,000 shares of common stock of Avaya Holdings. The strike price of these options will be determined by the Compensation Committee of the Avaya Holdings’ Board of Directors based on the fair market value of Avaya Holdings common stock on the grant date. Generally, the award will vest over a four (4) year period, according to the following schedule: 1/4 on the first anniversary of the grant date and 1/16 on each quarterly anniversary thereafter. In addition, any shares received on vesting would be subject to the terms and conditions, including restrictions on the sale or other permitted transfers of the issued shares, of the Management Stockholders’ Agreement dated as of October 26, 2007 (the “Stockholders’ Agreement”), which was previously filed by the Company with the Securities and Exchange Commission on November 26, 2014 as Exhibit 10.48 to the Company’s Annual Report on Form 10-K.

•
Restricted Stock Units (RSUs): RSUs with a value of $65,000 (the specific number of shares will be determined by the Compensation Committee of the Avaya Holdings’ Board of Directors based on the fair market value of Avaya Holdings common stock on the grant date). Each RSU represents one share of common stock of Avaya Holdings. Generally, the RSUs will vest and become non-forfeitable over a four (4) year period, according to the following schedule: 1/4 on the first anniversary of the grant date and 1/16 on each quarterly anniversary thereafter. In addition, any shares received on vesting would be subject to the terms and conditions of the Stockholders’ Agreement, including restrictions on the sale or other permitted transfers of the issued shares.

•
Long-Term Cash Award: a cash grant in the amount of $100,000. Generally, this award will vest over a four (4) year period, according to the following schedule: 1/4 on the first anniversary of the grant date and 1/16 on each quarterly anniversary thereafter.

Each of the Stock Option and RSU awards will be granted under, and governed by the terms and conditions of, the Avaya Holdings Corp. Second Amended and Restated 2007 Equity Incentive Plan (the “Plan”), which was previously filed by the Company with the Securities and Exchange Commission on November 26, 2014 as Exhibit 10.41 to the Company’s Annual Report on Form 10-K. Each of the Stock Option and RSU awards will also be governed by the terms and conditions of an individual award agreement, the forms of which were previously filed by the Company with the Securities and Exchange Commission on November 26, 2014 as Exhibits 10.43 and 10.42, respectively, to the Company’s Annual Report on Form 10-K. In addition, Mr. Dell’Osso must be an employee of the Company on each vesting date in order for each respective portion of each respective award to vest. The foregoing description of the Offer Letter Agreement does not purport to be comprehensive and is qualified in its entirety by reference to the full text of the Offer Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Exhibit Name
10.1	Offer Letter Agreement by and between Avaya Inc. and L. David Dell’Osso, effective as of July 20, 2015

Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: July 22, 2015	By:	/s/ David W. Vellequette
	Name:	David W. Vellequette
	Title:	Senior Vice President and Chief Financial Officer